UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

(Amendment No.     )

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Reliv International, Inc.

(Name of Registrant as Specified in its Charter)

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RELIV’ INTERNATIONAL, INC.

136 Chesterfield Industrial Boulevard

Chesterfield, Missouri 63005

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS TO

BE HELD ON MAY 22, 2014

To:          Stockholders of Reliv’ International, Inc.

The Annual Meeting of the Stockholders of Reliv’ International, Inc. will be held at Reliv’ International, Inc., Corporate Headquarters, 136 Chesterfield Industrial Boulevard, Chesterfield, Missouri 63005, on Thursday, May 22, 2014, at 9:00 a.m., Central Daylight Savings Time, for the following purposes:

1.	To elect 7 directors to hold office during the year following the Annual Meeting or until their successors are elected (Item No. 1 on the proxy card);

2.	To approve the 2014 Incentive Stock Plan (Item No. 2 on the proxy card);

3.	To ratify the appointment of Ernst & Young LLP as the independent registered public accounting firm of the Company for 2014 (Item No. 3 on the proxy card); and

4.	To transact such other business as may properly come before the meeting.

The close of business on March 21, 2014 has been fixed as the record date for determining the stockholders entitled to receive notice of and to vote at the Annual Meeting.

BY ORDER OF THE BOARD OF DIRECTORS

April 11, 2014

/s/ Stephen M. Merrick
Stephen M. Merrick, Secretary

YOUR VOTE IS IMPORTANT

It is important that as many shares as possible be represented at the Annual Meeting. Please read this Proxy Statement and submit your Proxy via the Internet, or if you received a paper copy of your proxy materials, by using the toll-free telephone number provided or by completing, signing, dating and returning your Proxy in the pre-addressed envelope provided. Your Proxy may be revoked by you at any time before it has been voted.

RELIV’ INTERNATIONAL, INC.

136 Chesterfield Industrial Boulevard

Chesterfield, Missouri 63005

PROXY STATEMENT

Information Concerning the Solicitation

The Board of Directors of Reliv’ International, Inc. (the “Company”) is furnishing this Proxy Statement for the solicitation of proxies from holders of the outstanding common stock of the Company to be used at the 2014 annual stockholders meeting (the “Annual Meeting”) of the Company which will be held on Thursday, May 22, 2014 at 9:00 a.m., Central Daylight Savings Time. The Company has elected to provide access to these proxy materials over the Internet in accordance with rules adopted by the Securities and Exchange Commission (the “SEC”). On April 11, 2014 we mailed a Notice of Internet Availability of Proxy Materials (the “Notice”) to our stockholders of record and beneficial owners. The Notice instructs you on how you may access the proxy materials on the Internet. It also instructs you on how you may vote your proxy. If you received a Notice by mail and would like to receive a printed copy of our proxy materials, you should follow the instructions for requesting printed materials included in the Notice.

The cost of preparing, assembling and furnishing the proxy material and of reimbursing brokers, nominees and fiduciaries for the out-of-pocket and clerical expenses of transmitting copies of the proxy material to the beneficial owners of shares held of record by such persons will be borne by the Company. The Company does not intend to solicit proxies otherwise than pursuant to the Notice and, where requested, mailing of proxy materials, but certain officers and regular employees of the Company or its subsidiaries, without additional compensation, may use their personal efforts, by telephone or otherwise, to obtain proxies.

Your vote is very important. Whether or not you plan to attend our Annual Meeting, please take the time to vote either by the Internet or, if you requested a paper copy of the proxy materials, by telephone using the instructions on the proxy card or by completing and mailing the proxy card enclosed with the proxy materials as soon as possible. If you elect to vote using the proxy card in the proxy materials you requested be mailed to you, you must sign, date and mail it and indicate how you want to vote. If you do not so indicate, your proxy will be voted as recommended by the Board of Directors.

Quorum and Voting

Only stockholders of record at the close of business on March 21, 2014 are entitled to vote at the Annual Meeting. On that day, there were 12,665,632 shares of common stock outstanding. Each share has one vote. Stockholders do not have cumulative voting rights in the election of directors. A simple majority of the outstanding shares is required to be present in person or by proxy at the meeting for there to be a quorum for purposes of proceeding with the Annual Meeting. A simple majority of the shares present in person or by proxy at the Annual Meeting, at which a quorum is present, is required to elect directors and approve the appointment of the Company’s independent registered public accounting firm. Approval of the proposed Incentive Stock Plan will require the affirmative vote of a majority of the votes cast at the Annual Meeting at which a quorum is present. Abstentions and withheld votes have the effect of votes against these matters. Broker non-votes (shares held of record by a broker for which a proxy is not given) will be counted for purposes of determining shares outstanding for purposes of a quorum, but will not be counted as present for purposes of determining the vote on any matter considered at the meeting.

If a stockholder specifies how the proxy is to be voted with respect to any of the proposals for which a choice is provided, the proxy will be voted in accordance with such specifications. If a stockholder fails to so specify with respect to such proposals, the proxy will be voted “FOR” the nominees for directors contained in these proxy materials, “FOR” approval of the Incentive Stock Plan, and “FOR” the appointment of the Company’s independent registered public accounting firm. A stockholder submitting a proxy prior to the Annual Meeting has the power to revoke it at any time before the shares subject to it are voted by (i) sending a written statement to that effect to the Secretary of the Company, (ii) submitting a valid proxy having a later date, or (iii) voting in person at the Annual Meeting.

Discretionary Voting Power

The Board of Directors knows of no other matters to be presented for stockholder action at the Annual Meeting. On matters which may be raised at the Annual Meeting that are not covered by this Proxy Statement, the persons named in the proxy will have full discretionary authority to vote. If any nominee for election as a director becomes unable to accept nomination or election, which we do not anticipate, the persons named in the proxy may vote for the election of another person recommended by the Board of Directors.

BENEFICIAL OWNERSHIP OF SHARES BY MANAGEMENT AND

SIGNIFICANT STOCKHOLDERS

The following table provides information concerning the beneficial ownership of the Company’s common stock by each director and nominee for director, certain executive officers, all of the Company’s directors and officers as a group, and the beneficial owners known to the Company to hold more than five percent of the Company’s outstanding common stock as of March 21, 2014.

The amounts and percentage of common stock beneficially owned are reported on the basis of regulations of the SEC governing the determination of beneficial ownership of securities. Under the rules of the SEC, a person is deemed to be a “beneficial owner” of a security if that person has or shares “voting power,” which includes the power to vote or to direct the voting of such security, or “investment power,” which includes the power to dispose of or to direct the disposition of such security. A person is also deemed to be a beneficial owner of any securities of which that person has a right to acquire beneficial ownership within 60 days after March 21, 2014. Under these rules, more than one person may be deemed a beneficial owner of the same securities and a person may be deemed a beneficial owner of securities as to which he has no economic interest. Percentage of class is based on 12,665,632 shares of common stock outstanding as of March 21, 2014.

Name of beneficial owner(1)	Amount and nature of beneficial ownership	Percent of class

Robert L. Montgomery(2)	3,690,466	28.68%

Carl W. Hastings(3)	682,535	5.24%

Stephen M. Merrick(4)	504,748	3.97%

John B. Akin(5)	12,750	*

John M. Klimek(6)	1,000	*

Robert M. Henry(7)	11,000	*

David T. Thibodeau	—	*

R. Scott Montgomery(8)	151,370	1.19%

All Directors, nominees and Executive Officers as a Group (8 persons)(9)	5,036,869	38.60%

(footnotes on following page)

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* less than one percent

(1)	Unless otherwise indicated below, the person named in the table has sole voting and investment power with respect to all shares beneficially owned, subject to community property laws where applicable. Unless otherwise indicated, the address for each person is c/o Reliv’ International, Inc., 136 Chesterfield Industrial Boulevard, Chesterfield, Missouri 63005.

(2)	Includes 200,000 shares subject to options exercisable within 60 days after March 21, 2014, 2,223,347 shares held through the Montgomery Family Limited Partnership, 483,905 shares held through Montgomery Enterprises, Ltd., for which Mr. Montgomery has sole voting and investment power, and 140,215 shares held by Mr. Montgomery’s spouse.

(3)	Includes 36,000 shares subject to options exercisable within 60 days after March 21, 2014.

(4)	Includes 58,000 shares subject to options exercisable within 60 days after March 21, 2014. Includes 443,547 shares held in the name of The Merrick Company LLC.

(5)	Includes 11,000 shares subject to options exercisable within 60 days after March 21, 2014.

(6)	Includes 1,000 shares subject to options exercisable within 60 days after March 21, 2014.

(7)	Includes 10,000 shares subject to options exercisable within 60 days after March 21, 2014.

(8)	Includes 66,000 shares subject to options exercisable within 60 days after March 21, 2014.

(9)	Includes 382,000 shares subject to options exercisable within 60 days after March 21, 2014.

PROPOSAL ONE - ELECTION OF DIRECTORS

Seven directors will be elected at the Annual Meeting to serve for terms of one year expiring on the date of the Annual Meeting in 2015. Each director elected will continue in office until a successor has been elected. If a nominee is unable to serve, which the Board of Directors has no reason to expect, the persons named in the proxy intend to vote for the balance of those named and, if they deem it advisable, for a substitute nominee.

THE BOARD OF DIRECTORS RECOMMENDS THE ELECTION OF ALL OF THE NOMINEES.

Information Concerning Nominees

The following is information concerning nominees for election to the Board of Directors.

Robert L. Montgomery, age 72, is the Chairman of the Board and Chief Executive Officer. Mr. Montgomery became Chairman of the Board of Directors and Chief Executive Officer on February 15, 1985. Mr. Montgomery served as President of the Company from July 1985 until July 2012. Mr. Montgomery is the President and a director of Reliv’, Inc. and President and a director of Reliv’ World Corporation, both wholly owned subsidiaries of the Company. Mr. Montgomery has been the principal executive officer of the Company since its founding in 1985. Prior to that time, he held positions for a number of years as an executive officer of several life insurance companies. Mr. Montgomery received a B.A. degree in Economics from the University of Missouri in Kansas City, Missouri in 1965. Mr. Montgomery is the father of R. Scott Montgomery, the Company’s President of Reliv Asia Pacific, and Ryan A. Montgomery, the Company’s President.

Carl W. Hastings, age 72, was appointed Vice Chairman and Chief Scientific Officer in April 2007. Prior to his appointment in April 2007, he served as Vice President of the Company since July 1, 1992. Dr. Hastings has been employed by the Company since April 1991. Dr. Hastings has served on the Board of Directors from February 1990 to May 2004 and from May 2005 to the present. Dr. Hastings has been the principal food scientist for the Company for more than 20 years and has been primarily responsible for the development of a majority of the Company’s products. Dr. Hastings holds B.S. and M.S. degrees and a Ph.D. degree in Food Science from the University of Illinois. For more than the past 30 years, Dr. Hastings has been engaged in a variety of employment and consulting capacities as a food scientist. Dr. Hastings is the father of Steven G. Hastings, the Company’s Executive Vice President, Sales and Marketing and Brett M. Hastings, Senior Vice President and Chief Operating Officer.

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Stephen M. Merrick, 72, has been Senior Vice President, Secretary and General Counsel since July, 1989 and served as a member of the Board of Directors from 1989 to May 2013. Mr. Merrick is Of Counsel to Vanasco, Genelly & Miller, which has served as legal counsel to the Company for certain matters, and has been engaged in the practice of law for more than 45 years and has represented the Company since the Company’s founding. Mr. Merrick received a Juris Doctor degree from Northwestern University School of Law in 1966. He is also an officer and director of CTI Industries Corporation (NASDAQ – CTIB).

John B. Akin, age 85, has been a member of the Board of Directors since June 1986. Mr. Akin retired as Vice President, A.G. Edwards & Sons and resident manager of the Decatur, Illinois branch office in 1995. Mr. Akin had been associated with A.G. Edwards & Sons as a stock broker, manager and officer since April 1973. Mr. Akin holds a B.A. degree from the University of Northern Iowa, Cedar Falls, Iowa, with a major in Social Science and minor in Economics and English literature. Mr. Akin serves on the Audit, Compensation, and Nominating Committees.

John M. Klimek, age 55, has been a member of the Board of Directors since May 2010. From August 2004 to the present, Mr. Klimek has been employed by HFR Asset Management, LLC, Chicago, Illinois, a hedge fund management company, and currently serves as Managing Director, Legal and Chief Compliance Officer. Mr. Klimek has been a practicing attorney in Illinois since 1984 specializing in corporate and securities law. He holds a B.S. in Accountancy from the University of Illinois and Juris Doctor Degree from the University of Illinois School Of Law. Mr. Klimek serves as the Chairman of the Compensation Committee and is a member of the Audit, Nominating, and International Committees. He is also a director of CTI Industries Corporation (NASDAQ – CTIB).

Robert M. Henry, age 64, has been a member of the Board of Directors of the Company since November, 2013. He was previously a member of the Board of Directors of the Company from May 2004 through May 2011. Mr. Henry is currently a private investor and business consultant. From January 2011 until May 2013, Mr. Henry served as Chief Executive Officer and Chairman of the Board for Immunotec, Inc., a public Canadian network marketing company that sells nutritional supplements (TSX Venture Exchange – IMM). From December 2004 to 2008, Mr. Henry served as Chairman and Chief Executive Officer of Arbonne International, Inc., a personal care products company. From 2000 to 2003, he served as Chief Executive Officer and Board member for Mannatech, Incorporated, a public multi-level marketing company that sells dietary supplements, wellness and weight-management products to independent distributors. Mr. Henry received a B.S. degree in Accounting from Hunter College in New York and a J.D. from Brooklyn Law School. Mr. Henry has been a member of the New York State Bar Association since 1975 and also served on the Direct Selling Association Board of Directors from 2002 to 2008. Mr. Henry serves as Chairman of the Audit Committee and a member of the Compensation, Nominating and International Committees.

David T. Thibodeau, age 56, founded and currently manages Wellvest Capital a merchant banking operation based in Boston, Massachusetts focused on the Healthy Living industry. He is a seasoned corporate finance executive within the health and wellness industry with a successful history of entrepreneurship, corporate strategy, international merger and acquisitions and capital raising. He was an early participant in the healthy living sector where he has developed a particular expertise over the last 30 years. From 2000 through 2010, he was a senior banker at the investment bank Canaccord Genuity (formerly Adams, Harkness and Hill). As the head of the Health, Wellness and Lifestyle corporate finance group there, he focused on mergers, acquisitions, public and private financings. Mr. Thibodeau is a frequent speaker at key industry events such as the NBJ Summit, Supply Side East & West, Nutritional Capital Network, BevNet and others. Mr. Thibodeau began his career in 1980 in commercial lending at Comerica Bank, Detroit, MI. In 1983 he left the commercial banking business to pursue several entrepreneurial activities over the next several years that were instrumental in developing his financial management, multi-channel marketing, manufacturing process and distribution skills. Mr. Thibodeau received a B.S. in Business Administration from Babson College.

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Executive Officers Other Than Nominees

Ryan A. Montgomery, age 40, was appointed President in July 2012. Previously he was Executive Vice President, Worldwide Sales from April 2007 to July 2012 and Vice President, Sales from 2004 to 2007. Mr. Montgomery served as Corporate Counsel from September 1999 to October 2004. Mr. Montgomery received his B.A. degree in Economics from Vanderbilt University and graduated from Saint Louis University Law School.

R. Scott Montgomery, age 44, was appointed President of Reliv Asia Pacific in July 2012. Mr. Montgomery joined the Company in 1993 and previously served as Executive Vice President and Chief Operating Officer from April 2007 to July 2012, Senior Vice President – Worldwide Operations from 2004 to 2007 and Vice President of International Operations from 2001 to 2004. Mr. Montgomery graduated from Southwest Missouri State University with a B.S. degree in Finance and Investments.

Steven G. Hastings, age 48, was appointed Executive Vice President, Sales and Marketing in June 2013. He served as Senior Vice President, North American Sales from 2007 to 2013, as Vice President, Sales from 2004 to 2007, as Vice President of International Marketing from 2002 to 2004, and as the Director of International Marketing from 1996 to 2002. Mr. Hastings started with the Company in January 1993 as Director of Marketing. Mr. Hastings graduated from the University of Illinois with a Marketing degree and obtained his Masters in Business from Butler University in Indianapolis.

Steven D. Albright, age 52, has been Senior Vice President and Chief Financial Officer since March 2005. Mr. Albright was the Vice President, Finance/Controller from 2002 to 2005 and was the Controller since 1992. Prior to his employment with the Company, Mr. Albright was employed from 1987 to 1992 as Assistant Controller for Kangaroos USA, Inc., an athletic shoe importer and distributor. For the period from 1983 to 1987, he was employed by the public accounting firm of Ernst & Young LLP. Mr. Albright received a B.S. degree in Accountancy from the University of Illinois at Urbana-Champaign and is a CPA.

Brett M. Hastings, age 40, was appointed Senior Vice President and Chief Operating Officer in June 2013. He has been employed by the Company since February 2005 and previously served as Vice President, Legal and as Associate General Counsel. Prior to his employment by the Company, Mr. Hastings was employed as a senior associate with the law firm of Doster Ullom, LLC from 2003 to 2005 and as an associate with Thompson Coburn, LLP from 1998 to 2003. Mr. Hastings graduated from Ohio Northern University with a B.S.B.A and received a Juris Doctor degree from the University of Illinois School of Law.

Kurt C. Wulff, age 49, was appointed Vice President, Marketing in 2005 and has been employed by the Company in marketing positions since 1999. Previously, Mr. Wulff had over 10 years of sales and marketing positions in a variety of industries. He graduated from the University of Missouri-Columbia with a B.S. degree in Journalism.

Ronald W. McCain, age 48, was named Vice President, Sales Development in August 2007. He has been employed by the Company in various sales, marketing and customer service capacities since 1996.

Joseph J. Wojcik, age 50, was appointed as Vice President, International in September 2008. Prior to his employment with the Company, he was a principal and founder of Endurance Business Solutions, a professional consulting firm advising companies on strategic entry into foreign markets, and, for a period of 11 years, was employed in various executive management positions at Herbalife International. Mr. Wojcik graduated from Rutgers University with a Bachelor’s degree in Engineering and from California State University, Long Beach, with an MBA degree.

Debra P. Hellweg, age 42, was appointed Vice President, Operations in June 2008.   She has been employed by the Company since 2004 and served as Director of Internal Audit from 2004 to 2008.   Prior to her employment with the Company, Ms. Hellweg was a Manager with Deloitte & Touche LLP and Vice President & Auditor of Southwest Bank of St. Louis.  Ms. Hellweg has a B.S.B.A. degree in Accounting from the University of Missouri and an MBA from Webster University and is a CIA.

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CORPORATE GOVERNANCE AND

THE BOARD OF DIRECTORS

General

The business and affairs of the Company are managed under the direction of the Board of Directors in accordance with the General Corporation Law of the State of Delaware and the Company’s Articles of Incorporation and Bylaws, as amended. Members of the Board are kept informed of the Company’s business through discussions with the Chairman and Chief Executive Officer and other officers, by reviewing materials provided to them and by participating in meetings of the Board of Directors and its committees.

For the period from May 2013 to the present, the Board has had five members. The Board met four times during 2013. During 2013, no director attended less than 75% of the combined Board of Directors and Committee meetings. The Board has determined that Messrs. Akin, Klimek, Henry and Thibodeau are independent based on the application of the rules and standards of the Nasdaq Stock Market.

Board Leadership Structure

As is often common practice among public companies of our size in the United States, our Board of Directors has appointed the Company’s Chief Executive Officer to serve as Chairman of the Board. In his position as Chief Executive Officer, Mr. Montgomery is responsible for the direction and leadership of the Company and oversees the development and execution of the Company’s strategic plans. In his role as Chairman of the Board, he presides over the meetings of the Board of Directors and communicates the decisions and directives of the Board to management. The Board of Directors believes that the combination of these two roles provides the most efficient and effective leadership model for the Company by enhancing the Chairman and Chief Executive Officer’s ability to provide perspective and direction with regard to business strategies and plans to both the Board and management, allowing for unified leadership and focus.

Notwithstanding the Board’s decision to appoint the Chief Executive Officer as Chairman of the Board of Directors, the Company has no bylaw or policy in place that mandates that the Chief Executive Officer serve as the Chairman of the Board. Our Board of Directors recognizes that depending on the circumstances, other leadership models, such as a separate independent Chairman of the Board, might be appropriate. Accordingly, the Board of Directors periodically evaluates its leadership structure.

The Board of Directors has not appointed a lead independent director at this time. The Board has evaluated whether appointing a lead independent director facilitates the ability of the Company’s independent directors to carry out their duties. The independent directors of the Board attend at least one executive session, and may call such further sessions as they deem necessary, at which only independent directors are present and at which the independent directors are free to discuss any aspect of the Company’s business and risk management without the influence of interested directors or management. In addition, all members of the Company’s Audit, Nominating and Compensation committees have been determined by the Board of Directors to be independent based on the application of the rules and standards of the NASDAQ Stock Market.

Board Role in Risk Oversight

The Board of Directors plays an active role, as a whole and at the committee level, in overseeing management of the Company’s risks. The Board regularly reviews information regarding our credit, liquidity and operations, as well as the risks associated with each. The Audit Committee oversees management of financial risks through regular meetings with the Company’s independent registered public accounting firm and the Company’s Chief Financial Officer and Manager of Internal Audit. The Company’s Compensation Committee evaluates and addresses risks relating to executive compensation, our incentive compensation plans and other compensatory arrangements. The Nominating Committee manages risks associated with the independence of the Board of Directors and potential conflicts of interest. While each committee is responsible for evaluating certain risks and overseeing the management of those risks, the entire Board of Directors is regularly informed through committee reports and management presentations to the full Board about these and other operational risks.

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Committees of the Board of Directors

The Board of Directors has standing Executive, Compensation, Nominating, Audit and International Committees.

The Executive Committee acts on various matters between meetings of the Board of Directors. The Executive Committee consists of Messrs. Montgomery, Merrick and Hastings. The Executive Committee had two meetings in 2013.

The Company has established an International Committee to review international market performance and advise management with respect to the international operations of the Company. The International Committee consists of Messrs. Henry, Klimek and Merrick and includes several members of management. The International Committee met four times in 2013.

Audit Committee

Since 2000, the Company has had a standing Audit Committee, which is presently composed of Messrs. Henry, Akin and Klimek. Mr. Henry has been designated and is the Company’s “Audit Committee Financial Expert” pursuant to Item 401 of Regulation S-K of the Securities Exchange Act of 1934. The Audit Committee held nine meetings during fiscal year 2013, including quarterly meetings with management, the Manager of Internal Audit and the independent registered public accounting firm to discuss the Company’s financial statements and control systems. Mr. Henry and each appointed member of the Committee satisfies the definition of “independent” as that term is defined in the rules governing companies whose stock is traded on the Nasdaq Stock Market. The Board of Directors has adopted a written charter for the Audit Committee. A copy of the Audit Committee Charter has been posted and can be viewed on the Company’s Internet website at http://www.reliv.com under the section entitled “Investor Relations.” In addition, the Audit Committee has adopted a complaint monitoring procedure to enable confidential and anonymous reporting to the Audit Committee of concerns regarding, among other things, questionable accounting or auditing matters.

Report of the Audit Committee

The Audit Committee oversees the Company’s financial reporting process on behalf of the Board of Directors. Management has the primary responsibility for the financial statements and the reporting process including the systems of internal controls. In fulfilling its oversight responsibilities, the Audit Committee reviewed the audited financial statements in the Annual Report with management and the Company’s independent registered public accounting firm, Ernst & Young LLP, including a discussion of the quality, not just the acceptability, of the accounting principles, the reasonableness of significant judgments, the clarity of disclosures in the financial statements and internal controls.

The Audit Committee reviewed with the independent registered public accounting firm, which is responsible for expressing an opinion on the conformity of those audited financial statements with U.S. generally accepted accounting principles, their judgments as to the quality, not just the acceptability, of the Company’s application of accounting principles and such other matters as are required to be discussed with the Audit Committee under generally accepted auditing standards, including but not limited to those matters required to be discussed by SAS 61 (Codification of Statements on Auditing Standards, AU §380, as amended). In addition, the Audit Committee has discussed with the independent registered public accounting firm their independence from management and the Company including the matters in the written disclosures and the letter from the independent registered public accounting firm required by applicable requirements of the Public Company Accounting Oversight Board regarding its communications with the Audit Committee concerning independence.

The Audit Committee discussed with the Company’s independent registered public accounting firm the overall scope and plans for their audit of the Company’s financial statements and the effectiveness of internal controls over financial reporting. The Audit Committee meets with the internal auditor and independent registered public accounting firm, with and without management present, to discuss the results of their examinations, their evaluations of the Company’s internal controls and the overall quality of the Company’s financial reporting.

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In reliance on the reviews and discussions referred to above, the Audit Committee recommended to the Board of Directors (and the Board has approved) that the audited financial statements be included in the Annual Report on Form 10-K for the year ended December 31, 2013 for filing with the Securities and Exchange Commission. The Audit Committee and the Board of Directors have also recommended, subject to stockholder approval, the selection of Ernst & Young LLP as the Company’s independent registered public accounting firm.

Robert M. Henry, Audit Committee Chair

John B. Akin, Member

John M. Klimek, Member

Nominating Committee

The Nominating Committee and Governance Committee consist of three directors, Messrs. Akin, Klimek and Henry. The Nominating Committee does not have a charter. The Board of Directors has determined that each of the members of the Nominating Committee is independent as defined in the listing standards for the Nasdaq Stock Market.

The Nominating Committee has not adopted a formal policy with regard to consideration of director candidates recommended by security holders. The Company believes that the continuing service of qualified incumbent members of the Board of Directors promotes stability and continuity at the Board level, contributes to the Board’s ability to work as a collective body and provides the benefit of familiarity and insight into the Company’s affairs. Accordingly, the process of the Nominating Committee for identifying nominees reflects the Company’s practice of re-nominating incumbent directors who continue to satisfy the criteria for membership on the Board. For vacancies which are anticipated on the Board of Directors, the Nominating Committee intends to seek out and evaluate potential candidates from a variety of sources that may include recommendations by security holders, members of management and the Board of Directors, consultants and others. The minimum qualifications for potential candidates for the Board of Directors include demonstrated business experience, decision-making abilities, personal integrity and a good reputation. While diversity is not a leading factor in the Nominating Committee’s evaluation of potential candidates and there is no formal policy for considering diversity when nominating a potential director, it is a consideration that is evaluated along with other qualifications of potential candidates. In light of the foregoing, it is believed that a formal policy and procedure with regard to consideration of director candidates recommended by security holders is not necessary in order for the Nominating Committee to perform its duties.

The Nominating Committee did not meet in 2013. All of the independent directors of the Board of Directors participated in the nominating process and, in separate session, voted in favor of recommending to the Board of Directors the nomination of each of the nominees for election as directors.

Compensation Committee

The Compensation Committee consists of three directors: Messrs. Klimek (Chairman), Henry and Akin. The Board has determined that each of the members of the Compensation Committee is independent as defined in the listing standards for the Nasdaq Stock Market. The Compensation Committee reviews and acts on the Company’s executive compensation and employee benefit and retirement plans, including their establishment, modification and administration. It also determines the compensation of the Chief Executive Officer and certain other executive officers, including incentive compensation programs and stock options. The Compensation Committee has a charter which has been posted and can be viewed on the Company’s Internet website at http://www.reliv.com under the section entitled “Investor Relations.” The Compensation Committee met four times in 2013.

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EXECUTIVE COMPENSATION

The Company is a “smaller reporting company” under Item 10 of Regulation S-K promulgated under the Securities Exchange Act of 1934 and has elected to comply with certain of the requirements applicable to smaller reporting companies in connection with this proxy statement.

SUMMARY COMPENSATION TABLE

The following table sets forth the annual and long-term compensation for the fiscal years ended December 31, 2013 and 2012, respectively, of the Company’s Principal Executive Officer and each of the two other most highly compensated executive officers. These individuals, including the Chief Executive Officer, are collectively referred to in this proxy statement as the Named Executive Officers.

				Non-Equity	All Other
			Option	Incentive Plan	Compensation
Name and Principal Position	Year	Salary	Awards (1)	Compensation (2)	(3, 4, 5, 6, 7, 8)	Total

Robert L. Montgomery	2013	$642,625	$8,704	$11,396	$71,861	$734,586
Chairman and Chief Executive Officer	2012	$642,625	$22,985	$11,690	$75,646	$752,946

Carl W. Hastings	2013	$360,000	$5,902	$11,396	$35,639	$412,937
Vice Chairman, Chief Scientific Officer	2012	$360,000	$14,095	$11,690	$34,572	$420,357

R. Scott Montgomery	2013	$202,000	$3,733	$44,573	$19,029	$269,335
President, Reliv Asia-Pacific	2012	$202,000	$7,589	$46,760	$18,607	$274,956

(1)	Reflects the compensation expense recognized in 2013 and 2012 for stock option awards under FASB ASC Topic 718 as reported in the Company’s audited financial statements. Refer to Note 7 to the Consolidated Financial Statements included in the Company’s Annual Report on Form 10-K for the year ended December 31, 2013 for a discussion of the relevant assumptions used in calculating the compensation expense. Option awards do not include value of performance-based options granted to each of the named officers, as vesting is not probable at this time. The maximum value of the performance-based options for each named officer is as follows: Robert L. Montgomery, $47,830; Carl W. Hastings, $19,132; and R. Scott Montgomery, $42,652.
(2)	Amounts determined solely under the Company’s Incentive Compensation Plan.
(3)	Amounts for 2013 include matching 401(k) contributions as follows: Robert L. Montgomery, $5,750; and Carl W. Hastings, $5,750.
(4)	Amounts for 2013 include Company contributions to the Employee Stock Ownership Plan of $3,921 each for Robert L. Montgomery and Carl W. Hastings; and $3,829 for R. Scott Montgomery.
(5)	Amounts for 2013 include life insurance allowance paid for Robert L. Montgomery of $39,000; Carl W. Hastings of $16,368; and R. Scott Montgomery of $2,000.
(6)	Amounts for 2013 include value of automobile provided for Robert L. Montgomery of $18,229 and automobile allowance provided to Carl W. Hastings of $9,600.
(7)	Amounts for 2013, include a travel allowance paid to R. Scott Montgomery of $13,200.
(8)	All Other Compensation amount for Robert L. Montgomery includes financial planning services of $4,961 paid in 2013.

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Narrative Disclosure For Summary Compensation Table

Employment Agreements with Our Named Executive Officers

In June 2007, the Company entered into an Employment Agreement with Robert L. Montgomery replacing a prior agreement. The agreement, as amended, is for a term of employment commencing on January 1, 2007 and expiring on December 31, 2009 with a provision for automatic one-year renewal terms, and provides for Mr. Montgomery to receive base annual compensation during the term of not less than $600,000. Mr. Montgomery is also to participate in the Company’s annual incentive compensation and the Company’s long-term equity incentive compensation plans and such other compensation plans as the Company may from time to time have for executives. In the event of Mr. Montgomery’s death during the term of the agreement, payments equal to the total compensation that would have been paid to Mr. Montgomery under the agreement, but for his death, will be made to his heirs for a period of six months. The agreement also allows Mr. Montgomery the option to reduce his level of service to the Company by approximately one-half with a corresponding decrease in base annual compensation and a reduction of 25% of his incentive compensation, after a requisite waiting period. Mr. Montgomery also has the option to terminate his active service and continue in a consulting capacity. The term of the consulting period will be 15 years and Mr. Montgomery will receive approximately 30% of his prior average annual cash compensation over the five years immediately preceding the earlier of (1) his election to terminate his employment and continue to serve the Company as a consultant or (2) his election to continue his employment at a reduced rate of service and compensation. The agreement includes the obligation of Mr. Montgomery to maintain the confidentiality of the Company’s confidential information and contains a covenant of Mr. Montgomery not to compete with the Company. In addition, for a period of at least 20 years following the termination of the agreement, the Company has the right to continue its use of Mr. Montgomery’s name and likeness in consideration of a $10,000 annual fee paid to Mr. Montgomery or his heirs.

In March 2014, the Company entered into an Employment Agreement with Dr. Hastings effective as of January 2013 that replaced a prior agreement. The term of employment under the agreement is for a period commencing on January 1, 2013 and expiring on December 31, 2018. For the period from January 1, 2013 to December 31, 2015, Dr. Hastings is to devote full time to his duties and is to receive base salary at the rate of $30,000 per month. For the period from January 1, 2016 to December 31, 2018, he is to devote approximately one-half of his time to his duties and is to receive a base salary at the rate of $22,500 per month. Dr. Hastings is also to participate in the Company’s annual incentive compensation and the Company’s long-term equity incentive compensation plans and such other compensation plans as the Company may from time to time have for executives. Upon expiration of the term of employment and a requisite waiting period, Dr. Hastings will be retained to provide consulting services to the Company for a term expiring on June 30, 2028. During the consulting term, the Company will pay Dr. Hastings the sum of $13,000 per month, such amount to be adjusted periodically based upon changes in the National Consumer Price Index. In the event of Dr. Hastings’ death during the term of the agreement, payments equal to the cash compensation that would have been paid to Dr. Hastings under the agreement, but for his death, will be made to his heirs for a period of six months. During the term of the agreement, and thereafter for a period of 20 years in consideration of the payment of $10,000 annually, the Company will be entitled to use the name and likeness of Dr. Hastings in connection with the Company’s promotional materials and activities. The agreement also includes the obligation of Dr. Hastings to maintain the confidentiality of the Company’s confidential information and to hold any and all inventions made or conceived by him during the term of the agreement as the Company’s fiduciary and a covenant of Dr. Hastings not to compete with the Company.

In January 2008, the Company entered into an Employment Agreement with R. Scott Montgomery under which Mr. Montgomery was employed as an executive of the Company. The agreement is for a term of one year with a provision for automatic one-year renewal terms, and provides for base annual compensation of $202,000. Mr. Montgomery is also to participate in the Company’s annual incentive compensation plan and such other compensation plans as the Company may from time to time have for executives. The agreement provides that, in the event of termination (other than termination for default or permanent mental or physical disability), Mr. Montgomery will receive a severance payment equal to $101,000, payable over a 12-month period. The agreement includes the obligations of Mr. Montgomery to maintain the confidentiality of the Company’s confidential information and hold certain inventions for the Company in his fiduciary capacity, and contain a covenant not to solicit the Company’s distributors for a period of two years after the date of termination of the agreement.

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Base Salaries

For 2013, there was no adjustment to the base salaries of Messrs. Robert L. Montgomery, Carl Hastings and R. Scott Montgomery.

Information Relating to Cash Incentives and Stock and Option Awards

Effective January 1, 2007, the Board of Directors, on the recommendation of the Compensation Committee, adopted an Incentive Compensation Plan providing for annual incentive compensation to be paid to executive and managerial employees of the Company. Under the Plan, designated Named Executive Officers and a number of other executive officers and managers receive incentive compensation payments, determined on a quarterly and annual basis, which are based upon the income from operations of the Company for the period if the profits exceed a threshold amount of quarterly income from operations in the amount of $500,000. The benefits under the Plan are divided into two Pools of compensation. Pool I (representing the largest pool of incentive compensation) covers senior executive officers who participate in the pool of incentive compensation based upon a percentage allocation made by the Compensation Committee each year. Pool II covers managers who are selected to participate in proportions determined by senior management. The Compensation Committee believes such incentive compensation motivates participants to achieve strong profitability which is viewed as the most significant element of corporate performance, provides rewards for strong corporate performance and aligns the incentive with the interests of the stockholders. Incentive compensation participation levels are generally determined during the first quarter of each fiscal year.

With respect to Pool I participants (other than the Chief Executive Officer whose participation is determined solely by the Compensation Committee and the Board of Directors), the Compensation Committee, in consultation with the Chief Executive Officer, determines the participants and their relative level of participation during the first quarter of the year. In determining participation and the level of participation each year, the Compensation Committee considers the executive’s responsibilities and individual performance during the prior year.

Long-Term Equity Incentives

At the Company’s Annual Meeting of Stockholders held in May 2009, the Company’s 2009 Incentive Stock Plan was approved by the stockholders. The Plan provides for the issuance of stock options or incentive stock grants of up to 1,000,000 shares of common stock of the Company. Upon approval by the stockholders of the 2009 Incentive Stock Plan, the Board provided that no further grants of option awards shall be made under any prior plan, and, since such time, all stock options have been issued pursuant to the 2009 Incentive Stock Plan. As of December 31, 2013, 985,000 shares subject to option awards have been granted to certain executive officers and senior management of the Company under the 2009 Incentive Stock Plan.

On February 27, 2014, the Board of Directors approved the Company’s 2014 Incentive Stock Plan (the “Plan”) and directed that the Plan be submitted to the stockholders of the Company for approval at the 2014 Annual Meeting. The Plan provides for the issuance of incentive stock grants or options for up to 1,000,000 shares of common stock of the Company, in the aggregate.

Stock option grants are determined from time to time by the Compensation Committee in consultation with management. The actual grant for each executive is determined taking into consideration (i) individual performance, (ii) corporate performance and (iii) prior grants to, or stock ownership of the Company by, the executive. Generally, stock options are granted with an exercise price equal to or greater than the closing price of the Company’s common stock on the NASDAQ Global Select Market on the date of the grant.

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In 2013, the Board of Directors authorized the following grants of stock options to the Named Executive Officer:

R. Scott Montgomery	49,000 shares

R. Scott Montgomery was awarded an incentive stock option for 49,000 shares with a term of five years and a price of $1.17, the closing price of the Company’s stock on the NASDAQ exchange on the day before grant. The options become fully vested when the Company’s consolidated trailing twelve-month Income from Operations exceeds $4.3 million, as reported in the Company’s financial statements filed with the SEC, excluding the expense recognition of all performance-based stock options under ASC 718, and expire on March 8, 2018.

We view participation by our executives in our Employee Stock Ownership Plan (the “ESOP”) as a component of long-term compensation. Shares purchased by the ESOP, or contributed to the ESOP, are allocated among participants based upon relative eligible compensation levels and subject to the vesting requirements of the ESOP.

Retirement Benefits

The Company maintains a 401(k) employee savings plan (the “401(k) Plan”) in which all salaried employees that have met the plan’s service requirements are eligible to participate. The Company also maintains the ESOP, which was adopted by the Company on September 1, 2006. Both plans are tax qualified retirement plans.

Under the 401(k) Plan, employees may contribute up to 15% of their eligible compensation to the 401(k) Plan and the Company will contribute a matching amount to the 401(k) Plan each year. The federal statutory limit for eligible compensation in 2013 was $255,000. Participating employees may direct the investment of individual and company contributions into one or more of the investment options offered by the 401(k) Plan, provided that, for new contributions, employees may not invest more than 15% in common stock of the Company. During 2013, the Company made matching contributions of 25% of the amount contributed by employees to the 401(k) Plan, subject to statutory limits and top-heavy plan rules. The Company’s contributions to the 401(k) Plan totaled approximately $144,600 in 2013, which is subject to the vesting requirements of the 401(k) Plan.

Under the ESOP, all employees of the Company are eligible to participate in the ESOP and interests in the ESOP are allocated to participants based on relative eligible compensation. All contributions to the ESOP are made by the Company in the form of cash or stock and are discretionary. The maximum amount of contribution which the Company can make is 25% of the annual eligible compensation of employees after taking into account contributions to the 401(k) Plan. During 2013, the Company contributed $125,000 to the ESOP. Shares of stock purchased by, or contributed to the ESOP, are allocated to participants based on qualified compensation and subject to the vesting requirements of the ESOP.

Other Benefits

The Company provides certain general employee benefits and health insurance plans of the type commonly offered by other employers. These benefits form part of our compensation philosophy because the Company believes they are necessary in order to attract, motivate and retain talented executives.

Supplemental Executive Retirement Plan

The Company sponsored a Supplemental Executive Retirement Plan (the “SERP”) that previously allowed certain executives to defer a portion of their annual salary and bonus into a grantor trust. A grantor trust was established to hold the assets of the SERP. The Company funded the grantor trust by paying the amount deferred by the participant into the trust at the time of deferral. Investment earnings and losses accrue to the benefit or detriment of the participants. The SERP also provided for a discretionary matching contribution by the Company not to exceed 100% of the participant’s annual contribution. The participants fully vested in the deferred compensation three years from the date they entered the SERP. The participants are not eligible to receive distributions under the SERP until retirement, death, or disability of the participant.

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In 2006, the SERP was amended to provide, among other things, that no new participants may be designated and no new or additional salary deferrals may be made. Accordingly, none of the named executive officers made a contribution to the SERP in 2013 and no Company additions or matches were provided. Carl W. Hastings is the only current executive officer of the Company who is a participant in the SERP.

OUTSTANDING EQUITY AWARDS AT DECEMBER 31, 2013

The following table sets forth all outstanding equity awards to Named Executive Officers as of December 31, 2013. All awards are in the common stock of the Company.

	Option Awards
			Equity incentive
			plan awards:
	Number of Securities Underlying		Number of Securities	Option	Option
	Unexercised Options (#)		Underlying Unexercised	Exercise	Expiration
Name	Exercisable	Unexercisable	Unearned Options (#)	Price ($)	Date

Robert L. Montgomery	160,000	-	-	$7.92	1/5/2015	(1)
	20,000	80,000	-	1.32	1/10/2017	(2)
	-	-	35,750	1.32	1/10/2017	(3)
	-	-	64,250	1.20	1/10/2017	(3)

Carl W. Hastings	20,000	-	-	7.92	1/5/2015	(1)
	8,000	32,000	-	1.20	1/10/2017	(2)
	-	-	40,000	1.20	1/10/2017	(3)

R. Scott Montgomery	50,000	-	-	7.92	1/5/2015	(1)
	8,000	32,000	-	1.20	1/10/2017	(2)
	-	-	40,000	1.20	1/10/2017	(3)

(1)	Each of the stock options granted to the named executive officers was fully vested as of December 31, 2013.
(2)	Stock option granted to the named executive officer vests in 20% increments on each of January 11, 2013 through 2016, with the final 20% vesting on November 1, 2016.
(3)	Stock options granted to the named executive officer become fully vested when the Company’s consolidated trailing twelve-month Income from Operations exceeds $4.3 million, as reported in the Company’s financial statements filed with the SEC, excluding the expense recognition of all performance-based stock options under ASC 718.

The Company has not issued any stock awards.

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EQUITY COMPENSATION PLAN INFORMATION

The following table sets forth the common stock of the Company authorized for issuance under the Company’s equity compensation plans as of December 31, 2013.

Plan Category	Number of securities to be issued upon exercise of outstanding options, warrants and rights	Weighted-average exercise price of outstanding options, warrants and rights	Number of securities remaining available for future issuance under equity compensation plans

Equity compensation plans approved by security holders	1,465,000	$3.42	15,000	(1)

Equity compensation plans not approved by security holders	-	-	-

Total	1,465,000	$3.42	15,000

(1)	Represents 15,000 shares of common stock available for issuance under the Company’s 2009 Incentive Stock Plan.

Payments upon Termination or Change of Control

The Company has no agreements with Named Executives or other executives of the Company under which payments are to be made in the event of change of control of the Company.

Under the Employment Agreement between the Company and Robert L. Montgomery, Mr. Montgomery has the right, to reduce his level of service to the Company by approximately one-half with a corresponding decrease in position and base annual compensation and a 25% decrease in incentive compensation. Mr. Montgomery also has the option to terminate his active service and continue in a consulting capacity. The term of the consulting period will be 15 years and Mr. Montgomery will receive approximately 30% of his prior average annual compensation over the previous five years or last five years of his full-time employment as a consulting fee. In the event of Mr. Montgomery’s death during the term of the agreement, payments equal to his total compensation under the agreement will be made to his heirs for a period of six months. In addition, for a period of 20 years following termination of the agreement, the Company has the right to continue its use of Mr. Montgomery’s name and likeness in consideration of a $10,000 annual fee payable to Mr. Montgomery or his heirs.

Under the Employment Agreement between the Company and Carl W. Hastings, upon expiration of the term of employment, Dr. Hastings will be retained to provide consulting services to the Company through June 30, 2028. During the consulting term, the Company will pay Dr. Hastings the sum of $13,000 per month, such amount to be adjusted periodically based upon changes in the National Consumer Price Index. In the event of Dr. Hastings’ death during the term of the agreement, payments equal to his cash compensation under the agreement will be made to his heirs for a period of six months. In addition, for a period of 20 years following termination of the agreement, the Company has the right to continue its use of Dr. Hastings’ name and likeness in consideration of a $10,000 annual fee payable to Dr. Hastings or his heirs.

Under the Employment Agreement of R. Scott Montgomery in the event of his termination for reasons other than an event of default or permanent mental or physical disability, he will receive severance of $101,000, payable in equal installments over a 12-month period. The agreement includes the obligations of Mr. Montgomery to maintain the confidentiality of the Company’s confidential information and hold certain inventions for the Company in his fiduciary capacity, and contains a covenant not to solicit the Company’s distributors for a period of two years after the date of termination of the agreement.

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DIRECTOR COMPENSATION

Name	Fees Earned or Paid in Cash ($)	Option Awards(1)	All Other Compensation ($)	Total ($)

Stephen M. Merrick(2)	$-	$1,867	$247,476	$249,343
Denis St. John	53,000	-	-	53,000
John B. Akin	55,500	233	-	55,733
John M. Klimek	55,500	233	-	55,733

(1)	Represents the full grant date fair value of each equity-based award, computed in accordance with FASB ASC Topic 718. At December 31, 2013, the aggregate number of outstanding options held by each director was as follows:

Name	Option
Stephen M. Merrick	90,000
John B. Akin	15,000
John M. Klimek	5,000
Robert M. Henry	10,000

(2)	Mr. Merrick serves as Senior Vice President, General Counsel and Secretary to the Company and received compensation totaling $249,343, including a Company contribution to the Employee Stock Ownership Plan of $1,476.

Narrative Description of Director Compensation

Members of the Board of Directors who are not employees receive a monthly fee of $2,500 and $1,500 per attendance at meetings of the Board of Directors or any committees of the Board of Directors, up to a maximum of $3,000 per day. See footnote 2 to the Director Compensation Table for an explanation of Mr. Merrick’s compensation.

Certain Relationships and Related Transactions

Robert L. Montgomery, the Chief Executive Officer and Chairman of the Board, is the father of R. Scott Montgomery and Ryan A. Montgomery. Ryan A. Montgomery is President of the Company and as a result of serving in such capacity, the Company paid him cash compensation of $250,273 in 2013 and $241,160 in 2012. Ronald McCain is the son-in-law of the Chief Executive Officer and Chairman of the Board, Robert L. Montgomery. Ronald McCain is Vice President – Sales Development and as a result of serving in such capacity, the Company paid him cash compensation of $175,557 in 2013 and $177,119 in 2012.

Dr. Carl W. Hastings, Vice Chairman, Chief Scientific Officer and director, is the father of Steven G. Hastings and Brett M. Hastings. Steven G. Hastings is Executive Vice President, Sales and Marketing and as a result of serving in such capacity, the Company paid him cash compensation of $216,850 for 2013 and $215,270 for 2012. Brett M. Hastings is Senior Vice President, Chief Operating Officer and as a result of serving in such capacity, the Company paid him cash compensation of $203,438 for 2013 and $199,535 for 2012.

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Section 16(a) Beneficial Ownership Reporting Compliance

Section 16(a) of the Securities Exchange Act of 1934 requires the Company’s officers and directors, and persons who own more than ten percent of a registered class of the Company’s equity securities, to file reports of ownership and changes in ownership with the Securities and Exchange Commission and with the Nasdaq Stock Market. Officers, directors and greater than ten percent stockholders are required by SEC regulation to furnish the Company with copies of all Section 16(a) forms they file.

Based solely on a review of the copies of such forms furnished to the Company, or written representations that no Form 5’s were required, the Company believes that during calendar year 2013, all of the officers, directors and ten percent beneficial owners of the Company complied with all applicable Section 16(a) filing requirements, except that on one occasion several reporting persons inadvertently failed to file a Form 4 reflecting the grant of stock options by the Company. The grant was later reflected on a Form 5 filed by each of the reporting persons.

Code of Ethics

The Company has adopted a code of ethics that applies to senior executive and financial officers. The Company’s Code of Ethics seeks to promote (1) honest and ethical conduct, including the ethical handling of actual or apparent conflicts of interest between personal and professional relationships, (2) full, fair, accurate, timely and understandable disclosure of information to the Commission, (3) compliance with applicable governmental laws, rules and regulations, (4) prompt internal reporting of violations of the Code of Ethics to predesignated persons, and (5) accountability for adherence to the Code of Ethics. A copy of the Company’s Code of Ethics has been posted to and can be viewed on the Company’s Internet website at http://www.reliv.com under the section entitled “Investor Relations.”

PROPOSAL TWO – APPROVAL OF THE 2014 INCENTIVE STOCK PLAN

On February 27, 2014, the Board of Directors approved a 2014 Incentive Stock Plan (the “Plan”) and authorized the Plan to be submitted to the stockholders of the Company for approval. The Plan authorizes the issuance of awards for up to 1,000,000 shares of our common stock in the form of incentive stock options, non-statutory stock options, restricted stock awards and unrestricted stock awards. To date, no awards have been made under the Plan and no awards will be made unless and until the Plan is approved by the stockholders. The purpose of the Plan is to further align the interests of our current and future directors, executive officers and other employees with the interests of our stockholders by giving them an opportunity to acquire an ownership interest (or increase an existing ownership interest) in the Company through the acquisition of common stock. The Board of Directors believes that establishing the Plan and making available awards as provided in the Plan will assist the Company in attracting and retaining key employees by enabling us to offer competitive compensation.

If the Plan is approved by the stockholders, we plan to file, as soon as practicable, a registration statement covering the 1,000,000 shares issuable under the Plan. Except in the case of shares issued to our affiliates, as defined in the Securities Act of 1933 and regulations thereunder, the shares of common stock issued under the Plan will be freely tradable in the public market if they are issued while a registration statement is effective.

THE BOARD OF DIRECTORS RECOMMENDS THAT YOU VOTE “FOR” PROPOSAL THREE TO APPROVE THE 2014 INCENTIVE STOCK PLAN

Description of the Plan

The Plan authorizes the issuance of awards for up to 1,000,000 shares of common stock of the Company in the form of incentive stock options, non-statutory stock options, restricted stock awards and unrestricted stock awards to officers, directors and employees of, and consultants and advisors to, the Company or its affiliates. A copy of the Plan is attached to this Proxy Statement as Schedule A.

Administration of the Plan. The Plan will be administered by the Compensation Committee of the Company which is authorized to select the persons who will receive awards, determine the number of shares to be covered by any award and to determine and modify the terms and conditions and restrictions of the award consistent with the Plan.

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Awards Issuable under the Plan. The Plan authorizes the issuance of awards of, or permitting the purchase of, up to 1,000,000 shares of common stock of the Company, in the aggregate. In the event that there is a stock dividend, stock split or other similar change in capitalization after the Plan is approved, the Compensation Committee may make appropriate adjustments in the awards or stock to be issued with respect to them. The awards may be in the form of incentive stock options, non-statutory stock options, restricted stock awards or unrestricted stock awards. Incentive stock options may be granted only to persons who are officers or employees of the Company on the date of the grant. The exercise price per share for stock options granted under the Plan shall not be less than 100% of the fair market value (the closing price per share on the market) of the common stock on the date of the grant; provided that, if any recipient of an award owns more than 10% of the common stock of the Company, the exercise price shall not be less than 110% of the fair market value on the date of the grant. The term of any options granted under the Plan shall be as provided by the Compensation Committee but in no event may the term be more than 10 years from the date of the grant (5 years with respect to holders of more than 10% of the common stock). Stock options will become vested and exercisable at such times, and on such terms, as the Compensation Committee shall provide in each case. Generally, stock options will not be transferable except by will or laws of descent.

The Compensation Committee may also issue restricted stock awards under the Plan which entitle the recipient to acquire, for such purchase price, if any, shares of common stock of the Company subject to such restrictions and conditions as the Compensation Committee shall determine at the time of the grant, including continued employment or achievement of specified performance goals or objectives. The recipient of a restricted stock award becomes a stockholder at the time he or she has accepted the award, signing and delivering to the Company an agreement respecting the award, and makes payment to the Company of any amount to be paid with respect to the award. Shares issued under a restricted stock award may not be sold or transferred until they have vested under the terms of the award. If the employment of the recipient is terminated prior to the vesting of restricted shares, the Company shall have the right to repurchase such shares or to require forfeiture of them, as provided in the grant. The Compensation Committee may also issue unrestricted shares of common stock under the Plan.

In the event of the death of a recipient of a stock option, the legal representative of the recipient shall be entitled to exercise the option for a period of 180 days from the date of the recipient’s death. In the event of the retirement or disability of a recipient, the option shall be exercisable for a period of 90 days from such date. If a recipient is terminated for cause, the option shall immediately terminate and, in the case of other termination of employment, the recipient shall have 30 days to exercise outstanding options.

Change of Control.

In the event of a change of control of the Company:

1.          Subject to paragraph 3, the holders of stock options or stock awards under the Plan shall be entitled to receive, upon exercise of the award, to receive, in lieu of shares of common stock of the Company, shares of stock, or other securities, cash or property, as the holders of shares of common stock received in connection with the change of control;

2.          The Compensation Committee may accelerate, or waive any conditions or restrictions on, outstanding stock options or restricted stock awards; or

3.          The Compensation Committee may cancel outstanding stock options and restricted stock awards as of the date of the change of control, provided that all holders of options and awards shall have been given notice and the opportunity to exercise the award, if exercisable.

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Change of control will mean and include:

1.          Any person becomes a beneficial owner of securities representing 50% of the combined voting power of the Company’s then outstanding securities;

2.          The stockholders approve a merger or consolidation under circumstances in which the stockholders of the Company immediately prior to such merger or consolidation do not own after such merger or consolidation share representing at least 50% of the voting power of the Company or the surviving or resulting corporation; or

3.          The stockholders approve a complete liquidation of the Company or an agreement to sell or otherwise dispose of all or substantially all of its assets.

Future Amendments to the Plan.

Our Board of Directors may, in its discretion, terminate or amend the Plan at any time, except that no such termination may affect options previously granted, nor may any amendment make a change in an award previously granted which would adversely affect the rights of an award holder under the Plan.

The foregoing discussion is only a summary of some of the provisions of the Plan and is qualified in its entirety by the specific language of the Plan, a full copy of which is attached as Schedule A to this Proxy Statement.

Federal Income Tax Information With Respect to the Plan

The following is a summary of the material United States federal income tax consequences of the Plan generally applicable to participants and to the Company. Individual participants should contact their own tax advisors with respect to the federal, state and local tax consequences applicable to them based upon their particular circumstances.

Incentive Stock Options. The grantee of an incentive stock option recognizes no income for federal income tax purposes on the grant thereof. Except as provided below with respect to the alternative minimum tax, there is also no tax upon exercise of an incentive option. If the shares acquired upon exercise of an incentive option are not disposed of by the option holder within two years from the date of the grant of the incentive option or within one year after exercise of the incentive option, any gain realized by the option holder on the subsequent sale of such shares is treated as long-term capital gain for federal income tax purposes. If the shares are sold prior to the expiration of such two-year and one-year periods, which is known as a “disqualifying disposition,” the difference between the lesser of the value of the shares at the date of exercise or at the date of sale and the exercise price of the incentive option is treated as compensation to the option holder taxable as ordinary income and the excess gain, if any, is treated as capital gain (which will be long-term capital gain if the shares are held for more than one year). The excess of the fair market value of the underlying shares over the option price at the time of exercise of an incentive option will constitute an item of tax preference for purposes of the alternative minimum tax. Taxpayers who incur the alternative minimum tax are allowed a credit which may be carried forward indefinitely to be used as a credit against the taxpayer’s regular tax liability in a later year; however, the alternative minimum tax credit cannot reduce the regular tax below the alternative minimum tax for that carryover year.

Non-Statutory Stock Options. The grantee of a non-statutory stock option recognizes no income for federal income tax purposes on the grant thereof. On the exercise of a non-statutory option, the difference between the fair market value of the underlying shares of common stock on the exercise date and the option exercise price is treated as compensation to the holder of the option taxable as ordinary income in the year of exercise, and such fair market value becomes the basis for the underlying shares which will be used in computing any capital gain or loss upon disposition of such shares.

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Restricted Stock Awards. The grantee of a restricted stock award recognizes no income for federal income tax purposes on the grant thereof. Furthermore, a grantee of a restricted stock award recognizes no income for federal income tax purposes upon the receipt of common stock pursuant to that award, unless, as described below, he or she otherwise elects. Instead, the grantee will recognize ordinary income in an amount equal to the fair market value of the common stock acquired pursuant to the restricted stock award on the date that it is no longer subject to a substantial risk of forfeiture less the amount, if any, the grantee paid for the stock. Such fair market value becomes the basis for the underlying shares and will be used in computing any capital gain or loss upon the disposition of the shares. The capital gain will be long-term capital gain if the grantee held the common stock acquired pursuant to the restricted stock award for more than one year after the date on which the shares are no longer subject to a substantial risk of forfeiture, and short-term capital gain if the recipient held the common stock acquired pursuant to the restricted stock award for one year or less after the date on which the shares are no longer subject to a substantial risk of forfeiture.

Alternatively, the grantee of a restricted stock award may elect, pursuant to Section 83(b) of the Internal Revenue Code, within 30 days of the acquisition of common stock pursuant to the restricted stock award, to include in gross income as ordinary income for the year in which the common stock is received, the fair market value of the common stock on the date it is received less the amount, if any, the grantee paid for such stock, determined without regard to any restriction other than a restriction which by its terms will never lapse.

Such fair market value will become the basis for the shares and will be used in determining any capital gain or loss upon the disposition of such shares. The proceeds of a disposition of common stock acquired pursuant to a restricted stock award will be taxable as capital gain to the extent that the proceeds exceed the grantee’s basis in such shares. This capital gain will be long-term capital gain if the disposition is more than one year after the date the common stock is received, and short-term capital gain if the disposition is one year or less after the date of receipt. In the event that the common stock acquired pursuant to a restricted stock award is forfeited after the grantee has made an election pursuant to Section 83(b), the grantee will not be entitled to a deduction. Grantees of restricted stock awards who wish to make an election pursuant to Section 83(b) of the Internal Revenue Code are advised to consult their own tax advisors.

 Unrestricted Stock Awards. The grantee of an unrestricted stock award will recognize as ordinary income the difference between the fair market value of the common stock granted pursuant to an unrestricted stock award less the amount, if any, the grantee paid for such stock in the taxable year the grantee receives the common stock. The grantee’s basis in any common stock received pursuant to the grant of an unrestricted stock award will be equal to the fair market value of the common stock on the date of receipt of the common stock. Any gain realized by the grantee of an unrestricted stock award upon a subsequent disposition of such common stock will be treated as long-term capital gain if the recipient held the shares for more than one year, and short-term capital gain if the recipient held the shares for one year or less.

Taxation of the Company. Generally, subject to certain limitations, the Company may deduct on its corporate income tax return, in the year in which a Plan participant recognizes ordinary income upon the occurrence of any of the following events, an amount equal to the amount recognized by the grantee as ordinary income upon the occurrence of these events: (i) the exercise of a non-statutory stock option, (ii) a disqualifying disposition of an incentive option, (iii) a lapse of a substantial risk of forfeiture of a restricted stock award or performance share award, (iv) a grantee’s election to include in income the fair market value of common stock received in connection with a restricted stock award or a performance share award, (v) the grant of an unrestricted stock award, and (vi) the exercise or lapse of a stock appreciation right.

The Plan is not subject to the provisions of the Employee Retirement Income Security Act of 1974, nor is the Plan qualified under Section 401(a) of the Internal Revenue Code.

PROPOSAL THREE - SELECTION OF AUDITORS

Ratification of Appointment of Independent Registered Public Accounting Firm

The Board of Directors has selected and approved Ernst & Young LLP as the independent registered public accounting firm to audit the Company’s financial statements for 2014, subject to ratification by the stockholders. It is expected that a representative of the firm of Ernst & Young LLP will be present at the Annual Meeting and will have an opportunity to make a statement if he or she so desires and will be available to respond to appropriate questions.

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Fees Billed By Independent Registered Public Accounting Firm

The following table sets forth the amount of fees billed by Ernst & Young LLP for services rendered for the years ended December 31, 2013 and 2012:

	2013	2012

Audit Fees (1)	$357,465	$400,165
Audit-Related Fees	-0-	-0-
Tax Fees (2)	121,500	174,824

Total Fees	$478,965	$574,989

(1)	Includes the annual consolidated financial statement audit, limited quarterly reviews, reviews of registration statements and comfort letters, and statutory audits required internationally.
(2)	Primarily represents the preparation of tax returns and other tax compliance and consulting services.

All audit, tax, and other services to be performed by Ernst & Young LLP for the Company must be pre-approved by the Audit Committee. The Audit Committee reviews the description of the services and an estimate of the anticipated costs of performing those services. Services not previously approved cannot commence until such approval has been granted. Pre-approval is granted usually at regularly scheduled meetings. If unanticipated items arise between meetings of the Audit Committee, the Audit Committee has delegated approval authority to the chairman of the Audit Committee, in which case the chairman communicates such pre-approvals to the full committee at its next meeting. During 2013, all services performed by Ernst & Young LLP were pre-approved by the Audit Committee in accordance with this policy.

The Audit Committee reviews all relationships with Ernst & Young LLP, including the provision of non-audit services, which may relate to the independent registered public accounting firm’s independence. The Audit Committee considered the effect of Ernst & Young LLP’s non-audit services in assessing the independence of the independent registered public accounting firm and concluded that the provision of such services by Ernst & Young LLP was compatible with the maintenance of that firm’s independence in the conduct of its auditing functions.

THE BOARD OF DIRECTORS RECOMMENDS STOCKHOLDERS VOTE “FOR” SUCH RATIFICATION.

Stockholder Proposals for 2015 Proxy Statement

Proposals by stockholders for inclusion in the Company’s Proxy Statement and form of Proxy relating to the 2015 Annual Meeting of Stockholders, which is scheduled to be held on May 21, 2015, should be addressed to the Secretary, Reliv’ International, Inc., P.O. Box 405, Chesterfield, Missouri 63006, and must be received at such address no later than 120 days prior to April 30, 2015. Upon receipt of any such proposal, the Company will determine whether or not to include such proposal in the Proxy Statement and Proxy in accordance with applicable law. It is suggested that such proposal be forwarded by certified mail, return receipt requested.

Proxy Statement and Annual Report Delivery

The SEC has adopted rules that permit companies and intermediaries such as brokers to satisfy delivery requirements for annual reports and proxy statements with respect to two or more stockholders sharing the same address by delivering a single annual report and/or proxy statement addressed to those stockholders. This process, which is commonly referred to as “householding,” potentially provides extra convenience for stockholders and cost savings for companies. The Company and some brokers household annual reports and proxy materials, delivering a single annual report and/or proxy statement to multiple stockholders sharing an address unless contrary instructions have been received from the affected stockholders.

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Once you have received notice from your broker or the Company that your broker or the Company will be householding materials to your address, householding will continue until you are notified otherwise or until you revoke your consent. If, at any time, you no longer wish to participate in householding and would prefer to receive a separate annual report and/or proxy statement in the future, please notify your broker if your shares are held in a brokerage account or the Company if you hold registered shares. If, at any time, you and another stockholder sharing the same address wish to participate in householding and prefer to receive a single copy of the Company’s annual report and/or proxy statement, please notify your broker if your shares are held in a brokerage account or the Company if you hold registered shares.

You may request to receive at any time a separate copy of our annual report or proxy statement, or notify the Company that you do or do not wish to participate in householding by sending a written request to the Corporate Secretary at P.O. Box 405, Chesterfield, Missouri 63006 or by telephoning (636) 537-9715.

Stockholder Communications with the Board of Directors

Stockholders of the Company may communicate with the Board of Directors in writing addressed to:

Board of Directors
c/o Corporate Secretary
Reliv’ International, Inc.
P.O. Box 405
Chesterfield, Missouri 63006

The Secretary will review each communication from a stockholder. The Secretary will forward to the members of the Board of Directors each communication that (1) concerns the Company’s business or governance, (2) is not offensive and is legible in form and reasonably understandable in content, and (3) does not relate to a personal grievance against the Company or a Board member or further a personal interest not shared by the other stockholders generally.

The Company strongly encourages each of its directors to attend each Annual Meeting of the Company’s stockholders where attendance does not unreasonably conflict with the director’s other business and personal commitments. All of the members of the Board of Directors attended the 2013 Annual Meeting of Stockholders.

BY ORDER OF THE
BOARD OF DIRECTORS
Dated: April 11, 2014

/s/ Stephen M. Merrick
Stephen M. Merrick, Secretary

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EXHIBIT A

2014 INCENTIVE STOCK PLAN

SECTION 1

General Purpose of the Plan; Definitions

The name of the plan is the Reliv International, Inc. 2014 Incentive Stock Plan (the “Plan”). The purpose of the Plan is to encourage and enable officers and employees of, and other persons providing services to, Reliv International, Inc. (the “Company”) and its Affiliates to acquire a proprietary interest in the Company. It is anticipated that providing such persons with a direct stake in the Company’s welfare will assure a closer identification of their interests with those of the Company and its stockholders, thereby stimulating their efforts on the Company’s behalf and strengthening their desire to remain with the Company.

The following terms shall be defined as set forth below:

“Affiliate” means a parent corporation, if any, and each subsidiary corporation of the Company, as those terms are defined in Section 424 of the Code.

“Award” or “Awards”, except where referring to a particular category of grant under the Plan, shall include Incentive Stock Options, Non-Statutory Stock Options, Restricted Stock Awards, and Unrestricted Stock Awards. Awards shall be evidenced by a written agreement (which may be in electronic form and may be electronically acknowledged and accepted by the recipient) containing such terms and conditions not inconsistent with the provisions of this Plan as the Committee shall determine.

“Board” means the Board of Directors of the Company.

“Cause” shall mean, with respect to any Award holder, a determination by the Company (including the Board) or any Affiliate that the Holder’s employment or other relationship with the Company or any such Affiliate should be terminated as a result of (i) a material breach by the Award holder of any agreement to which the Award holder and the Company (or any such Affiliate) are parties, (ii) any act (other than retirement) or omission to act by the Award holder that may have a material and adverse effect on the business of the Company, such Affiliate or any other Affiliate or on the Award holder’s ability to perform services for the Company or any such Affiliate, including, without limitation, the proven or admitted commission of any crime (other than an ordinary traffic violation), or (iii) any material misconduct or material neglect of duties by the Award holder in connection with the business or affairs of the Company or any such Affiliate.

“Change of Control” shall have the meaning set forth in Section 13.

“Code” means the Internal Revenue Code of 1986, as amended, and any successor Code, and related rules, regulations and interpretations.

“Committee” shall have the meaning set forth in Section 2.

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“Disability” means disability as set forth in Section 22(e)(3) of the Code.

“Effective Date” means the date on which the Plan is approved by the Board of Directors as set forth in Section 15.

“Eligible Person” shall have the meaning set forth in Section 4.

“Exchange Act” shall mean the Securities Exchange Act of 1934, as amended.

“Fair Market Value” on any given date means the closing price per share of the Stock on such date as reported by such registered national securities exchange on which the Stock is listed, or, if the Stock is not listed on such an exchange, as quoted on NASDAQ; provided, that, if there is no trading on such date, Fair Market Value shall be deemed to be the closing price per share on the last preceding date on which the Stock was traded. If the Stock is not listed on any registered national securities exchange or quoted on NASDAQ, the Fair Market Value of the Stock shall be determined in good faith by the Committee.

“Incentive Stock Option” means any Stock Option designated and qualified as an “incentive stock option” as defined in Section 422 of the Code.

“Independent Director” means any director who meets the independence requirement of NASDAQ Marketplace Rule 5605(a)(2).

“Non-Employee Director” means any director who: (i) is not currently an officer of the Company or an Affiliate, or otherwise currently employed by the Company or an Affiliate, (ii) does not receive compensation, either directly or indirectly, from the Company or an Affiliate, for services rendered as a consultant or in any capacity other than as a director, except for an amount that does not exceed the dollar amount for which disclosure would be required pursuant to Rule 404(a) of Regulation S-K promulgated by the SEC, (iii) does not possess an interest in any other transaction for which disclosure would be required pursuant to Rule 404(a) of Regulation S-K, and (iv) is not engaged in a business relationship for which disclosure would be required pursuant to Rule 404(b) of Regulation S-K.

“Non-Statutory Stock Option” means any Stock Option that is not an Incentive Stock Option.

“Normal Retirement” means retirement in good standing from active employment with the Company and its Affiliates in accordance with the retirement policies of the Company and its Affiliates then in effect.

“Option” or “Stock Option” means any option to purchase shares of Stock granted pursuant to Section 5.

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“Outside Director” means any director who (i) is not an employee of the Company or of any “affiliated group,” as such term is defined in Section 1504(a) of the Code, which includes the Company (an “Affiliated Group Member”), (ii) is not a former employee of the Company or any Affiliated Group Member who is receiving compensation for prior services (other than benefits under a tax-qualified retirement plan) during the Company’s or any Affiliated Group Member’s taxable year, (iii) has not been an officer of the Company or any Affiliated Group Member and (iv) does not receive remuneration from the Company or any Affiliated Group Member, either directly or indirectly, in any capacity other than as a director. “Outside Director” shall be determined in accordance with Section 162(m) of the Code and the Treasury regulations issued thereunder.

“Restricted Stock Award” means an Award granted pursuant to Section 6.

“SEC” means the Securities and Exchange Commission or any successor authority.

“Stock” means the common stock, no par value per share, of the Company.

“Unrestricted Stock Award” means Awards granted pursuant to Section 7.

SECTION 2

Administration of Plan; Committee Authority to

Select Participants and Determine Awards

(a)  Committee.   The Plan shall be administered by the Compensation Committee of the Board (the “Committee”) consisting of not less than three (3) persons each of whom qualifies as an Independent Director but the authority and validity of any act taken or not taken by the Committee shall not be affected if any person administering or taking action with respect to the Plan is not an Independent Director, an Outside Director or a Non-Employee Director. Except as the Board of Directors shall by resolution provide otherwise, the Committee shall have full and final authority to operate, manage and administer the Plan on behalf of the Company.

(b)  Powers of Committee.   The Committee shall have the power and authority to grant and modify Awards consistent with the terms of the Plan, including the power and authority:

(i) to select the persons to whom Awards may from time to time be granted;

(ii) to determine the time or times of grant, and the extent, if any, of Incentive Stock Options, Non-Statutory Stock Options, Restricted Stock, and Unrestricted Stock, or any combination of the foregoing, granted to any one or more participants;

(iii) to determine the number of shares to be covered by any Award;

(iv) to determine and modify the terms and conditions, including restrictions not inconsistent with the terms of the Plan, of any Award, which terms and conditions may differ among individual Awards and participants, and to approve the form of written instruments evidencing the Awards; provided, however, that no such action shall adversely affect rights under any outstanding Award without the participant’s consent;

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(v) to accelerate the exercisability or vesting of all or any portion of any Award;

(vi) to extend the period in which any outstanding Stock Option (other than a Non-Statutory Stock Option) may be exercised; and

(vii) to adopt, alter and repeal such rules, guidelines and practices for administration of the Plan and for its own acts and proceedings as it shall deem advisable; to interpret the terms and provisions of the Plan and any Award (including related written instruments); to make all determinations it deems advisable for the administration of the Plan; to decide all disputes arising in connection with the Plan; and to otherwise supervise the administration of the Plan.

(c) Minutes.   The Compensation Committee shall keep minutes of all meetings at which Awards are made specifying the type of Award, number of shares, date and terms.  Copies of such minutes shall be maintained with the minutes of the Board of Directors.

All decisions and interpretations of the Committee shall be binding on all persons, including the Company and Plan participants. No member or former member of the Committee or the Board shall be liable for any action or determination made in good faith with respect to this Plan.

SECTION 3

Shares Issuable under the Plan; Mergers; Substitution

(a)  Shares Issuable.   The maximum number of shares of Stock which may be issued in respect of Awards granted under the Plan, subject to adjustment upon changes in capitalization of the Company as provided in this Section 3, shall be 1,000,000 shares. For purposes of this limitation, the shares of Stock underlying any Awards which are forfeited, cancelled, reacquired by the Company or otherwise terminated (other than by exercise) shares that are tendered in payment of the exercise price of any Award and shares that are tendered or withheld for tax withholding obligations shall be added back to the shares of Stock with respect to which Awards may be granted under the Plan. Shares issued under the Plan may be authorized but unissued shares or shares reacquired by the Company.

 (b)  Stock Dividends, Mergers, etc.   In the event that, after approval of the Plan by the stockholders of the Company in accordance with Section 15, the Company effects a stock dividend, stock split or similar change in capitalization affecting the Stock, the Committee shall make appropriate adjustments in (i) the number and kind of shares of stock or securities with respect to which Awards may thereafter be granted (including without limitation the limitations set forth in Sections 3(a) and (b) above), (ii) the number and kind of shares remaining subject to outstanding Awards, and (iii) the option or purchase price in respect of such shares. In the event of any merger, consolidation, dissolution or liquidation of the Company, the Committee in its sole discretion may, as to any outstanding Awards, make such substitution or adjustment in the aggregate number of shares reserved for issuance under the Plan and in the number and purchase price (if any) of shares subject to such Awards as it may determine and as may be permitted by the terms of such transaction, or accelerate, amend or terminate such Awards upon such terms and conditions as it shall provide (which, in the case of the termination of the vested portion of any Award, shall require payment or other consideration which the Committee deems equitable in the circumstances), subject, however, to the provisions of Section 13.

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(c)  Substitute Awards.   The Committee may grant Awards under the Plan in substitution for stock and stock-based awards held by employees of another corporation who concurrently become employees of the Company or an Affiliate as the result of a merger or consolidation of the employing corporation with the Company or an Affiliate or the acquisition by the Company or an Affiliate of property or stock of the employing corporation. The Committee may direct that the substitute awards be granted on such terms and conditions as the Committee considers appropriate in the circumstances.

SECTION 4

Eligibility

Awards may be granted to officers, directors and employees of, and consultants and advisers to, the Company or its Affiliates (“Eligible Persons”).

SECTION 5

Stock Options

(a)        General Provisions.

The Committee may grant to Eligible Persons options to purchase Stock.

Any Stock Option granted under the Plan shall be in such form and containing such terms as the Committee may from time to time approve, not inconsistent with the provisions of this Plan, and, at a minimum, setting forth the exact number of shares subject to the Stock Option and the exercise or grant price, which must be no less than Fair Market Value.

Stock Options granted under the Plan may be either Incentive Stock Options (subject to compliance with applicable law) or Non-Statutory Stock Options. Unless otherwise so designated, an Option shall be a Non-Statutory Stock Option. To the extent that any option does not qualify as an Incentive Stock Option, it shall constitute a Non-Statutory Stock Option.

No Incentive Stock Option shall be granted under the Plan after the tenth anniversary of the date of adoption of the Plan by the Board.

The Committee may also grant additional Non-Statutory Stock Options to purchase a number of shares to be determined by the Committee in recognition of services provided by a Non-Employee Director in his or her capacity as a director, provided that such grants are in compliance with the requirements of Rule 16b-3, as promulgated under the Securities Exchange Act of 1934, as amended from time to time (“Rule 16b-3”).

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The Committee in its discretion may determine the effective date of Stock Options, provided, however, that grants of Incentive Stock Options shall be made only to persons who are, on the effective date of the grant, officers or employees of the Company or an Affiliate. Stock Options granted pursuant to this Section 5 shall contain such additional terms and conditions, not inconsistent with the terms of the Plan, as the Committee shall deem desirable.

(b)  Exercise Price.   The exercise price per share for the Stock covered by a Stock Option granted pursuant to this Section 5 shall be determined by the Committee at the time of grant but shall be not less than one hundred percent (100%) of Fair Market Value on the date of grant. If an employee owns or is deemed to own (by reason of the attribution rules applicable under Section 424(d) of the Code) more than ten percent (10%) of the combined voting power of all classes of stock of the Company or any subsidiary or parent corporation and an Incentive Stock Option is granted to such employee, the option price shall be not less than one hundred ten percent (110%) of Fair Market Value on the date of grant.

(c)  Option Term.   The term of each Stock Option shall be fixed by the Committee, but no Incentive Stock Option shall be exercisable more than ten (10) years after the date the option is granted. If an employee owns or is deemed to own (by reason of the attribution rules of Section 424(d) of the Code) more than ten percent (10%) of the combined voting power of all classes of stock of the Company or any subsidiary or parent corporation and an Incentive Stock Option is granted to such employee, the term of such option shall be no more than five (5) years from the date of grant.

(d)  Exercisability; Rights of a Stockholder.   Stock Options shall become vested and exercisable at such time or times, whether or not in installments, as shall be determined by the Committee. The Committee, in its discretion, may accelerate the exercisability of all or any portion of any Stock Option only in circumstances involving (i) a Change of Control of the Company, (ii) undue hardship, including, but not limited to, death or disability of the option holder, and (iii) a severance arrangement with a departing option holder. An optionee shall have the rights of a stockholder only as to shares acquired upon the exercise of a Stock Option and not as to unexercised Stock Options.

(e)  Method of Exercise.   Stock Options may be exercised in whole or in part, by delivering written notice of exercise to the Company, specifying the number of shares to be purchased. Payment of the purchase price may be made by delivery of cash or bank check or other instrument acceptable to the Committee in an amount equal to the exercise price of such Options, or, to the extent provided in the applicable Option Agreement, by one or more of the following methods:

(i) by delivery to the Company of shares of Common Stock of the Company that either have been purchased by the optionee on the open market, or have been beneficially owned by the optionee for a period of at least six months and are not then subject to restriction under any Company plan (“mature shares”); such surrendered shares shall have a fair market value equal in amount to the exercise price of the Options being exercised; or

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(ii) if the class of Common Stock is registered under the Securities Exchange Act of 1934 at such time, by delivery to the Company of a properly executed exercise notice along with irrevocable instructions to a broker to deliver promptly to the Company cash or a check payable and acceptable to the Company for the purchase price; provided that in the event that the optionee chooses to pay the purchase price as so provided, the optionee and the broker shall comply with such procedures and enter into such agreements of indemnity and other agreements as the Committee shall prescribe as a condition of such payment procedure (including, in the case of an optionee who is an executive officer of the Company, such procedures and agreements as the Committee deems appropriate in order to avoid any extension of credit in the form of a personal loan to such officer). The Company need not act upon such exercise notice until the Company receives full payment of the exercise price; or

(iii) by reducing the number of Option shares otherwise issuable to the optionee upon exercise of the Option by a number of shares of Common Stock having a fair market value equal to such aggregate exercise price; provided, however, that the optionee otherwise holds an equal number of mature shares; or

(iv) by any combination of such methods of payment.

The delivery of certificates representing shares of Stock to be purchased pursuant to the exercise of a Stock Option will be contingent upon receipt from the Optionee (or a purchaser acting in his stead in accordance with the provisions of the Stock Option) by the Company of the full purchase price for such shares and the fulfillment of any other requirements contained in the Stock Option or imposed by applicable law.

(f)  Non-transferability of Options.   Except as the Committee may provide with respect to a Non-Statutory Stock Option, no Stock Option shall be transferable other than by will or by the laws of descent and distribution and all Stock Options shall be exercisable, during the optionee’s lifetime, only by the optionee.

(g)  Annual Limit on Incentive Stock Options.   To the extent required for “incentive stock option” treatment under Section 422 of the Code, the aggregate Fair Market Value (determined as of the time of grant) of the Stock with respect to which Incentive Stock Options granted under this Plan and any other plan of the Company or its Affiliates become exercisable for the first time by an optionee during any calendar year shall not exceed $100,000.

(h)  Lockup Agreement.   Each Option shall provide that the optionee shall agree for a period of time (not to exceed 180 days) from the effective date of any registration of securities of the Company (upon request of the Company or the underwriters managing any underwritten offering of the Company’s securities) not to sell, make any short sale of, loan, grant any option for the purchase of, or otherwise dispose of, any shares issued pursuant to the exercise of such Option, without the prior written consent of the Company or such underwriters, as the case may be.

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SECTION 6

Restricted Stock Awards

(a)  Nature of Restricted Stock Award.   The Committee in its discretion may grant Restricted Stock Awards to any Eligible Person, entitling the recipient to acquire, for such purchase price, if any, as may be determined by the Committee, shares of Stock subject to such restrictions and conditions as the Committee may determine at the time of grant (“Restricted Stock”), including continued employment and/or achievement of pre-established performance goals and objectives.

(b)  Acceptance of Award.   A participant who is granted a Restricted Stock Award shall have no rights with respect to such Award unless the participant shall have accepted the Award within sixty (60) days (or such shorter date as the Committee may specify) following the award date by making payment to the Company of the specified purchase price, if any, of the shares covered by the Award and by executing and delivering to the Company a written instrument that sets forth the terms and conditions applicable to the Restricted Stock in such form as the Committee shall determine.

(c)  Rights as a Stockholder.   Upon complying with Section 6(b) above, a participant shall have all the rights of a stockholder with respect to the Restricted Stock, including voting and dividend rights, subject to non-transferability restrictions and Company repurchase or forfeiture rights described in this Section 6 and subject to such other conditions contained in the written instrument evidencing the Restricted Stock Award. Unless the Committee shall otherwise determine, certificates evidencing shares of Restricted Stock shall remain in the possession of the Company until such shares are vested as provided in Section 6(e) below.

(d)  Restrictions.   Shares of Restricted Stock may not be sold, assigned, transferred, pledged or otherwise encumbered or disposed of except as specifically provided herein. In the event of termination of employment by the Company and its Affiliates for any reason (including death, Disability, Normal Retirement and for Cause), the Company shall have the right, at the discretion of the Committee, to repurchase shares of Restricted Stock which have not then vested at their purchase price, or to require forfeiture of such shares to the Company if acquired at no cost, from the participant or the participant’s legal representative. The Company must exercise such right of repurchase or forfeiture within ninety (90) days following such termination of employment (unless otherwise specified in the written instrument evidencing the Restricted Stock Award).

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(e)  Vesting of Restricted Stock.   The Committee at the time of grant shall specify the date or dates and/or the attainment of pre-established performance goals, objectives and other conditions on which the non-transferability of the Restricted Stock and the Company’s right of repurchase or forfeiture shall lapse. Subsequent to such date or dates and/or the attainment of such pre-established performance goals, objectives and other conditions, the shares on which all restrictions have lapsed shall no longer be Restricted Stock and shall be deemed “vested.” Subject to Section 11, the Committee, in its discretion, may accelerate the exercisability of all or any portion of any Restricted Stock Award only in circumstances involving (i) a Change of Control of the Company, (ii) undue hardship, including, but not limited to, death or disability of the Restricted Stock Award holder, and (iii) a severance arrangement with a departing Restricted Stock Award holder.

(f)  Waiver, Deferral and Reinvestment of Dividends.   The written instrument evidencing the Restricted Stock Award may require or permit the immediate payment, waiver, deferral or investment of dividends paid on the Restricted Stock.

SECTION 7

Unrestricted Stock Awards

(a)  Grant or Sale of Unrestricted Stock.   The Committee in its discretion may grant or sell to any Eligible Person shares of Stock free of any restrictions under the Plan (“Unrestricted Stock”) at a purchase price determined by the Committee. Shares of Unrestricted Stock may be granted or sold as described in the preceding sentence in respect of past services or other valid consideration.

(b)  Restrictions on Transfers.   The right to receive Unrestricted Stock may not be sold, assigned, transferred, pledged or otherwise encumbered, other than by will or the laws of descent and distribution.

SECTION 8

Termination of Stock Options

(a)  Incentive Stock Options:

(i)  Termination by Death.   If any participant’s employment by the Company and its Affiliates terminates by reason of death, any Incentive Stock Option owned by such participant may thereafter be exercised to the extent exercisable at the date of death, by the legal representative or legatee of the participant, for a period of one hundred eighty (180) days (or such longer period as the Committee shall specify at any time) from the date of death, or until the expiration of the stated term of the Incentive Stock Option, if earlier.

(ii)  Termination by Reason of Disability or Normal Retirement.

(A) Any Incentive Stock Option held by a participant whose employment by the Company and its Affiliates has terminated by reason of Disability may thereafter be exercised, to the extent it was exercisable at the time of such termination, for a period of ninety (90) days (or such longer period as the Committee shall specify at any time) from the date of such termination of employment, or until the expiration of the stated term of the Option, if earlier.

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(B) Any Incentive Stock Option held by a participant whose employment by the Company and its Affiliates has terminated by reason of Normal Retirement may thereafter be exercised, to the extent it was exercisable at the time of such termination, for a period of ninety (90) days (or such longer period as the Committee shall specify at any time) from the date of such termination of employment, or until the expiration of the stated term of the Option, if earlier.

(C) The Committee shall have sole authority and discretion to determine whether a participant’s employment has been terminated by reason of Disability or Normal Retirement.

(iii)  Termination for Cause.   If any participant’s employment by the Company and its Affiliates has been terminated for Cause, any Incentive Stock Option held by such participant shall immediately terminate and be of no further force and effect; provided, however, that the Committee may, in its sole discretion, provide that such Option can be exercised for a period of up to thirty (30) days from the date of termination of employment or until the expiration of the stated term of the Option, if earlier.

(iv)  Other Termination.   Unless otherwise determined by the Committee, if a participant’s employment by the Company and its Affiliates terminates for any reason other than death, Disability, Normal Retirement or for Cause, any Incentive Stock Option held by such participant may thereafter be exercised, to the extent it was exercisable on the date of termination of employment, for thirty (30) days (or such other period as the Committee shall specify) from the date of termination of employment or until the expiration of the stated term of the Option, if earlier.

(b)  Non-Statutory Stock Options.   Any Non-Statutory Stock Option granted under the Plan shall contain such terms and conditions with respect to its termination as the Committee, in its discretion, may from time to time determine.

SECTION 9

Tax Withholding

(a)  Payment by Participant.   Each participant shall, no later than the date as of which the value of an Award or of any Stock or other amounts received thereunder first becomes includable in the gross income of the participant for Federal income tax purposes, pay to the Company, or make arrangements satisfactory to the Committee regarding payment of any Federal, state, local and/or payroll taxes of any kind required by law to be withheld with respect to such income. The Company and its Affiliates shall, to the extent permitted by law, have the right to deduct any such taxes from any payment of any kind otherwise due to the participant.

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(b)  Payment in Shares.   A Participant may elect, with the consent of the Committee, to have such tax withholding obligation satisfied, in whole or in part, by (i) authorizing the Company to withhold from shares of Stock to be issued pursuant to an Award a number of shares with an aggregate Fair Market Value (as of the date the withholding is effected) that would satisfy the minimum withholding amount due with respect to such Award, or (ii) delivering to the Company a number of mature shares of Stock with an aggregate Fair Market Value (as of the date the withholding is effected) that would satisfy the minimum withholding amount due.

(c)  Notice of Disqualifying Disposition.   Each holder of an Incentive Option shall agree to notify the Company in writing immediately after making a disqualifying disposition (as defined in Section 421(b) of the Code) of any Stock purchased upon exercise of an Incentive Stock Option.

SECTION 10

Transfer and Leave of Absence

For purposes of the Plan, the following events shall not be deemed a termination of employment:

(a) a transfer to the employment of the Company from an Affiliate or from the Company to an Affiliate, or from one Affiliate to another;

(b) an approved leave of absence for military service or sickness, or for any other purpose approved by the Company, if the employee’s right to re-employment is guaranteed either by a statute or by contract or under the policy pursuant to which the leave of absence was granted or if the Committee otherwise so provides in writing.

SECTION 11

Amendments and Termination

The Board may at any time amend or discontinue the Plan and the Committee may at any time amend or cancel any outstanding Award (or provide substitute Awards at the same or reduced exercise or purchase price or with no exercise or purchase price, but such price, if any, must satisfy the requirements which would apply to the substitute or amended Award if it were then initially granted under this Plan) for the purpose of satisfying changes in law or for any other lawful purpose, but no such action shall adversely affect rights under any outstanding Award without the holder’s consent.

This Plan shall terminate as of the tenth anniversary of its effective date. The Board may terminate this Plan at any earlier time for any reason. No Award may be granted after the Plan has been terminated. No Award granted while this Plan is in effect shall be altered or impaired by termination of this Plan, except upon the consent of the holder of such Award. The power of the Committee to construe and interpret this Plan and the Awards granted prior to the termination of this Plan shall continue after such termination.

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SECTION 12

Status of Plan

With respect to the portion of any Award which has not been exercised and any payments in cash, Stock or other consideration not received by a participant, a participant shall have no rights greater than those of a general creditor of the Company unless the Committee shall otherwise expressly determine in connection with any Award or Awards. In its sole discretion, the Committee may authorize the creation of trusts or other arrangements to meet the Company’s obligations to deliver Stock or make payments with respect to Awards hereunder, provided that the existence of such trusts or other arrangements is consistent with the provision of the foregoing sentence.

SECTION 13

Change of Control Provisions

(a) Upon the occurrence of a Change of Control as defined in this Section 13:

(i) subject to the provisions of clause (iii) below, after the effective date of such Change of Control, each holder of an outstanding Stock Option, or Restricted Stock Award shall be entitled, upon exercise of such Award, to receive, in lieu of shares of Stock (or consideration based upon the Fair Market Value of Stock), shares of such stock or other securities, cash or property (or consideration based upon shares of such stock or other securities, cash or property) as the holders of shares of Stock received in connection with the Change of Control;

(ii) the Committee may accelerate, fully or in part, the time for exercise of, and waive any or all conditions and restrictions on, each unexercised and unexpired Stock Option, and Restricted Stock Award, effective upon a date prior or subsequent to the effective date of such Change of Control, as specified by the Committee; or

(iii) each outstanding Stock Option and Restricted Stock Award, may be cancelled by the Committee as of the effective date of any such Change of Control provided that (x) prior written notice of such cancellation shall be given to each holder of such an Award and (y) each holder of such an Award shall have the right to exercise such Award to the extent that the same is then exercisable or, in full, if the Committee shall have accelerated the time for exercise of all such unexercised and unexpired Awards, during the thirty (30) day period preceding the effective date of such Change of Control.

(b) “Change of Control” shall mean the occurrence of any one of the following events:

33

(i) any “person” (as such term is used in Sections 11(d) and 12(d)(2) of the Exchange Act) becomes, after the Effective Date of this Plan, a “beneficial owner” (as such term is defined in Rule 13d-3 promulgated under the Exchange Act) (other than the Company, any trustee or other fiduciary holding securities under an employee benefit plan of the Company, or any corporation owned, directly or indirectly, by the stockholders of the Company in substantially the same proportions as their ownership of stock of the Company), directly or indirectly, of securities of the Company representing fifty percent (50%) or more of the combined voting power of the Company’s then outstanding securities; or

(ii) the stockholders of the Company approve a merger or consolidation of the Company with any other corporation or other entity, other than a merger or consolidation which would result in the voting securities of the Company outstanding immediately prior thereto continuing to represent (either by remaining outstanding or by being converted into voting securities of the surviving entity) more than fifty percent (50%) of the combined voting power of the voting securities of the Company or such surviving entity outstanding immediately after such merger or consolidation; or

(iii) the stockholders of the Company approve a plan of complete liquidation of the Company or an agreement for the sale or disposition by the Company of all or substantially all of the Company’s assets.

SECTION 14

General Provisions

(a)  No Distribution; Compliance with Legal Requirements.   The Committee may require each person acquiring shares pursuant to an Award to represent to and agree with the Company in writing that such person is acquiring the shares without a view to distribution thereof.

No shares of Stock shall be issued pursuant to an Award until all applicable securities laws and other legal and stock exchange requirements have been satisfied. The Committee may require the placing of such stop orders and restrictive legends on certificates for Stock and Awards as it deems appropriate.

(b)  Delivery of Stock Certificates.   Delivery of stock certificates to participants under this Plan shall be deemed effected for all purposes when the Company or a stock transfer agent of the Company shall have delivered such certificates in the United States mail, addressed to the participant, at the participant’s last known address on file with the Company.

(c)  Other Compensation Arrangements; No Employment Rights.   Nothing contained in this Plan shall prevent the Board from adopting other or additional compensation arrangements, including trusts, subject to stockholder approval if such approval is required; and such arrangements may be either generally applicable or applicable only in specific cases. The adoption of the Plan or any Award under the Plan does not confer upon any employee any right to continued employment with the Company or any Affiliate.

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SECTION 15

Effective Date of Plan

This Plan shall become effective upon its adoption by the Company’s Board of Directors. If the Plan shall not be approved by the stockholders of the Company within twelve months following its adoption, this Plan shall terminate and be of no further force or effect.

SECTION 16

Governing Law

This Plan shall be governed by, and construed and enforced in accordance with, the substantive laws of the State of Missouri without regard to its principles of conflicts of laws.

Approved by the Board of Directors February 27, 2014.

Approved by the Stockholders ____________________________.

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RELIV INTERNATIONAL, INC.
136 CHESTERFIELD INDUSTRIAL BLVD
CHESTERFIELD, MO 63005
ATTN: FRED NIELSON

VOTE BY INTERNET - www.proxyvote.com
Use the Internet to transmit your voting instructions and for electronic delivery of information up until 11:59 P.M. Eastern Time the day before the cut-off date or meeting date. Have your proxy card in hand when you access the web site and follow the instructions to obtain your records and to create an electronic voting instruction form.

VOTE BY PHONE - 1-800-690-6903
Use any touch-tone telephone to transmit your voting instructions up until 11:59 P.M. Eastern Time the day before the cut-off date or meeting date. Have your proxy card in hand when you call and then follow the instructions.

VOTE BY MAIL
Mark, sign and date your proxy card and return it in the postage-paid envelope we have provided or return it to Vote Processing, c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717.

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:

KEEP THIS PORTION FOR YOUR RECORDS

DETACH AND RETURN THIS PORTION ONLY

THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.

The Board of Directors recommends you vote FOR the following:

1. Election of Directors	**For**	**Against**	**Abstain**
01 Robert L. Montgomery	☐	☐	☐
02 Carl W. Hastings	☐	☐	☐
03 John B. Akin	☐	☐	☐
04 Robert M. Henry	☐	☐	☐
05 John M. Klimek	☐	☐	☐
06 Stephen M. Merrick	☐	☐	☐
07 David T. Thibodeau	☐	☐	☐

NOTE: Such other business as may properly come before the meeting or any adjournment thereof.

The Board of Directors recommends you vote FOR proposals 2 and 3.

	For	**Against**	**Abstain**
2 Proposal to approve the adoption of the 2014 Incentive Stock Plan.	☐	☐	☐
3 Proposal to ratify the appointment of Ernst & Young LLP as the independent registered public accounting firm of the Company for 2014.	☐	☐	☐

Please sign exactly as your name(s) appear(s) hereon. When signing as attorney, executor, administrator, or other fiduciary, please give full title as such. Joint owners should each sign personally. All holders must sign. If a corporation or partnership, please sign in full corporate or partnership name, by authorized officer.

Signature [PLEASE SIGN WITHIN BOX]	Date	Signature (Joint Owners)	Date

0000203332_1 R1.0.0.51160

Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting: The Annual Report, Notice & Proxy Statement is/are available at www.proxyvote.com .

RELIV INTERNATIONAL, INC.
Annual Meeting of Shareholders
May 22, 2014 9:00 AM
This proxy is solicited by the Board of Directors

The shareholder(s) hereby appoints Robert L. Montgomery and Stephen M. Merrick or either of them, as proxies, each with the power to appoint (his/her) substitute, and hereby authorizes them to represent and to vote, as designated on the reverse side of this ballot, all of the shares of (Common/Preferred) stock of RELIV INTERNATIONAL, INC. that the shareholder(s) is/are entitled to vote at the Annual Meeting of shareholder(s) to be held at 09:00 AM, CDT on 5/22/2014, at the Reliv International, Inc. Corporate Headquarters, 136 Chesterfield Industrial Blvd, Chesterfield, MO 63005, and any adjournment or postponement thereof.

This proxy, when properly executed, will be voted in the manner directed herein. If no such direction is made, this proxy will be voted in accordance with the Board of Directors' recommendations.

Continued and to be signed on reverse side

0000203332_2 R1.0.0.51160